EXHIBIT 10.4 (A)

FIRST AMENDMENT TO

COMMERCIAL LEASE AGREEMENTDATED
MAY 1994

        This Amendment is made by and among 1845 Tenants In Common (hereinafter called “Landlord”) and Synergy Insurance Services, Inc. (formerly known as Environmental Management Insurance Services, Inc)(hereinafter called Tenant”).

1.

Landlord hereby leases and rents to Tennant and Tennant hereby leases and takes upon the terms and conditions of that certain Commercial Lease Agreement dated May 1994 between the parties hereto (hereinafter called the “Lease”) and additional 1,874 square feet of office space located on the first floor of 1845 The Exchange, Atlanta, Cobb County, Georgia 30339. The forgoing leased space shall be deemed covered by the Lease effective July 1, 1998

2.	Except as set forth herein, the Lease remains in full force and effect between the parties hereto.

        This Amendment is entered into, under seal, as of July 1, 1998.

                                            1845 Tenants In Common
                                            By: /S/  Lloyd A. Fox
                                            Lloyd A. Fox
                                            Agent

                                            Synergy Insurance Services, Inc.
                                            By:/s/ Stephen F. Clark
                                            Treasurer